Commitments and Contingencies - Schedule of Future Minimum Lease Payments Under Non-cancelable Operating Lease Agreements (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Operating Leases Future Minimum Payments Due [Abstract]
The remainder of 2016	$ 561
2016		$ 1,113
2017	1,106	1,106
2018	963	963
2019	823	823
Total future minimum payments	$ 3,453	$ 4,005